UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2021

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 720-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On November 1, 2021, Foot Locker, Inc., a New York corporation (the “Company”), issued a press release announcing the closings of the Company’s acquisitions of certain atmos Entities (as defined below), effective November 1, 2021, including (1) FL atmos US, LLC, a New York limited liability company (“atmos US”), through its direct wholly-owned subsidiary Foot Locker Retail, Inc., a New York corporation (“Foot Locker Retail”); (2) Text Trading Co., Ltd., a kabushiki kaisha, formed and operating under the laws of Japan (“atmos Japan”), through its indirect wholly-owned subsidiary Foot Locker atmos Japan G.K., a godo kaisha, formed and operating under the laws of Japan; and (3) Hommyo Limited, a private limited company, formed and operating under the laws of Hong Kong (“atmos Hong Kong” and, collectively with atmos US and atmos Japan, the “atmos Entities”), through its indirect wholly-owned subsidiary Foot Locker Asia Pte. Ltd.. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No. Description

99.1	Press Release, dated November 1, 2021, issued by Foot Locker, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

November 1, 2021	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke
Title: Senior Vice President, General Counsel and Secretary